906 CERTIFICATION

EXHIBIT TO MARCH 31, 2016, FORM 10-K OF PCS EDVENTURES!.COM, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PCS Edventures!.com , Inc. (the “Company”) on Form 10-K for the period ending March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Russelee Horsburgh, Interim Principle Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:	06/22/2016	By:	/s/ Russelee Horsburgh
Russelee Horsburgh
Interim Principle Financial Officer